ALLIANCE
                            -------------------------
                                VARIABLE PRODUCTS
                            -------------------------
                                   SERIES FUND
                            -------------------------
                             ALLIANCEBERNSTEIN VALUE
                            -------------------------
                                    PORTFOLIO
                            -------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--AllianceBernstein Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. In selecting securities for the Portfolio, Alliance's Bernstein unit ("Bernstein") uses fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS

Listed below is the Portfolio's cumulative total return for the since inception period ended December 31, 2001.

Since Inception 5/01                                                       0.70%

Total returns are based on net asset value (NAV) performance and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio had an NAV total return of 1.30% for the six-month period and 0.70% since the Portfolio's inception at the end of May, both outperforming the Russell 1000 Value Index, the Portfolio's benchmark. Not surprisingly, the source of the Portfolio's premium was stock selection. The Portfolio's better-than-average performers across a range of sectors contributed significantly to relative performance. In addition, the Portfolio's underweight positions in technology and telecommunications stocks also contributed to the outperformance. These two sectors underperformed massively for the year, despite their fourth-quarter rally.

MARKET REVIEW

Markets were weak for much of 2001 and value stocks outperformed. Concerns related to the pace of economic growth weighed heavily on investor confidence during the year. Then, as some investors began to anticipate that we were hitting the bottom in this cycle, the September 11 attacks forestalled hopes of near-term recovery, and stocks sold off in the weeks that followed. This development created strong opportunities in the stock market. In the fourth quarter of 2001, new hopes for economic rebound produced positive returns for the markets with technology stocks taking the lead.

INVESTMENT OUTLOOK

The U.S. equity risk premium--the potential premium investors get for investing in U.S. equities instead of bonds--is now near its highest level in several years and close to its historical norm. This does not necessarily mean equities will rally in the near-term, but it gives us confidence that U.S. large-cap stocks should provide solid returns over the next five years, at least compared to the current low level of interest rates. We expect returns for equities to be in the high single digits, considerably below the returns investors enjoyed in the 1980s and 1990s.

The Portfolio's investment strategy is driven by individual stock selection, as we seek to form a Portfolio with attractive values while controlling risk. Cyclical stocks, including industrial resource producers, retailers, railroads and energy companies, continue to represent an important group of the Portfolio's holdings. We are emphasizing companies whose conservative investment patterns have strengthened them to weather a downturn and restore profits quickly when the environment turns. Today, financial stocks offer some of the most compelling opportunities. We have positioned the Portfolio to capture the most attractive opportunities we see.

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

The fourth-quarter rally in technology stocks, in our view, was premature because over-capacity remains a serious issue that will depress earnings for some time to come. The rebound has made the sector expensive again. Electric power generators, which massively underperformed the market during the fourth quarter of 2001, may represent attractive value opportunities. We have focused a portion of our research efforts on this potential opportunity.

We appreciate your investment in AllianceBernstein Value Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Marilyn Fedak

Marilyn Fedak
Vice President and Portfolio Manager


/s/ Steven Pisarkiewicz

Steven Pisarkiewicz
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a mountain chart in the printed material.]

AB Value Portfolio: $10,070
Russell 1000 Value Index : $9,349

                         AB Value             Russell 1000
                        Portfolio             Value Index
----------------------------------------------------------
    5/31/01              $10,000               $10,000
    6/30/01              $ 9,940               $ 9,778
    9/30/01              $ 9,300               $ 8,707
    12/31/01             $10,070               $ 9,349


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Russell 1000 Value Index (Russell 1000) contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of the 1000 largest capitalized companies that are traded in the United States.

----------

* Month-end closest to Portfolio inception. Inception date for the Portfolio is 5/1/01.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                            $ 1,151,490            4.2%
--------------------------------------------------------------------------------
Citigroup, Inc.                                  979,312            3.6
--------------------------------------------------------------------------------
Verizon Communications                           766,479            2.8
--------------------------------------------------------------------------------
SBC Communications, Inc.                         618,886            2.3
--------------------------------------------------------------------------------
Bank of America Corp.                            598,025            2.2
--------------------------------------------------------------------------------
ChevronTexaco Corp.                              512,300            1.9
--------------------------------------------------------------------------------
BellSouth Corp.                                  476,875            1.7
--------------------------------------------------------------------------------
Wells Fargo & Co.                                419,292            1.5
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                         394,310            1.5
--------------------------------------------------------------------------------
AT&T Corp.                                       384,568            1.4
                                             -----------           ----
--------------------------------------------------------------------------------
                                             $ 6,301,537           23.1%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-90.2%
FINANCIAL-32.2%
BANKS - NYC-4.5%
Citigroup, Inc. .............................           19,400       $   979,312
J. P. Morgan Chase & Co. ....................            6,800           247,180
                                                                     -----------
                                                                       1,226,492
                                                                     -----------
FINANCE - PERSONAL LOANS-0.7%
American Express Co. ........................            2,200            78,518
Countrywide Credit Industries, Inc. .........            3,050           124,959
                                                                     -----------
                                                                         203,477
                                                                     -----------
LIFE INSURANCE-0.8%
MetLife, Inc. ...............................            5,000           158,400
Torchmark, Inc. .............................            1,300            51,129
                                                                     -----------
                                                                         209,529
                                                                     -----------
MAJOR REGIONAL BANKS-14.4%
AmSouth Bancorp. ............................            8,500           160,650
Bank of America Corp. .......................            9,500           598,025
Bank One Corp. ..............................            8,500           331,925
Charter One Financial, Inc. .................            2,205            59,866
Comerica, Inc. ..............................            3,200           183,360
FleetBoston Financial Corp. .................            8,300           302,950
Huntington Bancshares, Inc. .................            7,500           128,925
KeyCorp. ....................................            7,350           178,899
National City Corp. .........................            6,800           198,832
Regions Financial Corp. .....................            5,300           158,682
SouthTrust Corp. ............................            5,500           135,685
Suntrust Banks, Inc. ........................            3,300           206,910
U.S. Bancorp ................................           15,800           330,694
Union Planters Corp. ........................            3,075           138,775
UnionBanCal Corp. ...........................            1,750            66,500
Wachovia Corp. ..............................           10,450           327,712
Wells Fargo & Co. ...........................            9,650           419,292
                                                                     -----------
                                                                       3,927,682
                                                                     -----------
MISCELLANEOUS FINANCIAL-3.5%
Goldman Sachs Group, Inc. ...................            1,975           183,181
Lehman Brothers Holdings, Inc. ..............            3,200           213,760
Merrill Lynch & Co., Inc. ...................            2,375           123,785
MGIC Investment Corp. .......................            2,700           166,644
Morgan Stanley, Dean Witter & Co. ...........            4,800           268,512
                                                                     -----------
                                                                         955,882
                                                                     -----------
MULTI-LINE INSURANCE-1.9%
Aetna, Inc. .................................              900            29,691
American International Group, Inc. ..........            1,825           144,905
CIGNA Corp. .................................            1,450           134,343
Health Net, Inc. (a) ........................            6,400           139,392
Humana, Inc. (a) ............................            5,800            68,382
                                                                     -----------
                                                                         516,713
                                                                     -----------
PROPERTY - CASUALTY INSURANCE-3.0%
Allstate Corp. ..............................            7,250           244,325
Aon Corp. ...................................            4,800           170,496
Chubb Corp. .................................            2,400           165,600
Old Republic International Corp. ............            3,500            98,035
St. Paul Cos., Inc. .........................            2,100            92,337
XL Capital, Ltd. Cl.A .......................              400            36,544
                                                                     -----------
                                                                         807,337
                                                                     -----------
SAVINGS AND LOAN-3.4%
Federal Home Loan Mortgage Corp. ............            1,600           104,640
Federal National Mortgage Assn. .............            4,800           381,600
Golden West Financial Corp. .................            2,950           173,607
Washington Mutual, Inc. .....................            8,200           268,140
                                                                     -----------
                                                                         927,987
                                                                     -----------
                                                                       8,775,099
                                                                     -----------
UTILITIES-13.0%
ELECTRIC COMPANIES-3.1%
Ameren Corp. ................................            3,800           160,740
American Electric Power Co., Inc. ...........            4,175           181,738
Cinergy Corp. ...............................            4,650           155,449
Consolidated Edison, Inc. ...................            3,950           159,422
FirstEnergy Corp. ...........................            1,800            62,964
Western Resources, Inc. .....................            3,800            65,360
Xcel Energy, Inc. ...........................            2,150            59,641
                                                                     -----------
                                                                         845,314
                                                                     -----------
TELEPHONE-9.9%
AT&T Corp. ..................................           21,200           384,568
AT&T Wireless Services, Inc. (a) ............                3                43
BellSouth Corp. .............................           12,500           476,875
SBC Communications, Inc. ....................           15,800           618,886
Sprint Corp. ................................            6,700           134,536
Verizon Communications ......................           16,150           766,479
WorldCom, Inc.- WorldCom Group ..............           22,100           311,168
                                                                     -----------
                                                                       2,692,555
                                                                     -----------
                                                                       3,537,869
                                                                     -----------
ENERGY-9.3%
OILS-INTEGRATED DOMESTIC-2.7%
Amerada Hess Corp. ..........................              850            53,125
Ashland, Inc. ...............................            2,700           124,416
Occidental Petroleum Corp. ..................            6,800           180,404
Phillips Petroleum Co. ......................            2,800           168,728
Sunoco, Inc. ................................            2,050            76,547
Ultramar Diamond Shamrock Corp. .............            1,300            64,324
Valero Energy Corp. .........................            1,600            60,992
                                                                     -----------
                                                                         728,536
                                                                     -----------

ALLIANCEBERNSTEIN VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
OILS-INTEGRATED INTERNATIONAL-6.6%
ChevronTexaco Corp. .........................            5,717       $   512,300
Conoco, Inc. ................................            5,000           141,500
Exxon Mobil Corp. ...........................           29,300         1,151,490
                                                                     -----------
                                                                       1,805,290
                                                                     -----------
                                                                       2,533,826
                                                                     -----------
CONSUMER CYCLICALS-8.6%
AUTO PARTS-AFTER MARKET-0.8%
Genuine Parts Co. ...........................            4,400           161,480
Snap On, Inc. ...............................            1,925            64,796
                                                                     -----------
                                                                         226,276
                                                                     -----------
AUTOS & AUTO PARTS-1.2%
Autoliv, Inc. (Sweden) ......................            4,900            99,519
Dana Corp. ..................................              400             5,552
Ford Motor Co. ..............................            3,000            47,160
General Motors Corp. ........................              700            34,020
Lear Corp. (a) ..............................            3,800           144,932
                                                                     -----------
                                                                         331,183
                                                                     -----------
HOME FURNISHINGS-0.6%
Leggett & Platt, Inc. .......................            6,600           151,800
                                                                     -----------
HOTEL-MOTEL-0.2%
Hilton Hotels Corp. .........................            4,000            43,680
                                                                     -----------
HOUSEHOLD-APPLIANCES/DURABLES-1.5%
Black & Decker Corp. ........................            3,800           143,374
Maytag Corp. ................................            3,900           121,017
Whirlpool Corp. .............................            2,100           153,993
                                                                     -----------
                                                                         418,384
                                                                     -----------
MISCELLANEOUS CONSUMER CYCLICALS-1.1%
Fortune Brands, Inc. ........................            3,400           134,606
Newell Rubbermaid, Inc. .....................            5,800           159,906
                                                                     -----------
                                                                         294,512
                                                                     -----------
RETAILERS-2.0%
Federated Department Stores, Inc. (a) .......            4,200           171,780
May Department Stores Co. ...................            2,800           103,544
Sears, Roebuck & Co. ........................            4,225           201,279
TJX Cos, Inc. ...............................            1,900            75,734
                                                                     -----------
                                                                         552,337
                                                                     -----------
TEXTILES/SHOES-APPAREL MFG.-1.0%
Jones Apparel Group, Inc. (a) ...............            4,000           132,680
Liz Claiborne, Inc. .........................            2,500           124,375
V. F. Corp. .................................              650            25,356
                                                                     -----------
                                                                         282,411
                                                                     -----------
TIRES & RUBBER GOODS-0.2%
Goodyear Tire & Rubber Co. ..................            2,200            52,382
                                                                     -----------
                                                                       2,352,965
                                                                     -----------
COMMODITIES-6.8%
CHEMICALS-4.0%
Cabot Corp. .................................            2,200            78,540
E.I. du Pont de Nemours & Co. ...............            8,075           343,268
Eastman Chemical Co. ........................            1,600            62,432
FMC Corp. ...................................            1,600            95,200
Hercules, Inc. ..............................            3,300            33,000
Praxair, Inc. ...............................            1,950           107,737
The Dow Chemical Co. ........................            7,900           266,862
The Lubrizol Corp. ..........................            2,650            92,989
                                                                     -----------
                                                                       1,080,028
                                                                     -----------
PAPER-2.8%
Boise Cascade Corp. .........................            3,400           115,634
Georgia-Pacific Group .......................            5,850           161,518
International Paper Co. .....................            5,400           217,890
Mead Corp. ..................................              800            24,712
Smurfit-Stone Container Corp. (a) ...........            7,450           118,976
Temple-Inland, Inc. .........................              450            25,529
Westvaco Corp. ..............................            3,750           106,688
Willamette Industries, Inc. .................              100             5,212
                                                                     -----------
                                                                         776,159
                                                                     -----------
                                                                       1,856,187
                                                                     -----------
CONSUMER STAPLES-6.7%
BEVERAGES-SOFT, LITE & HARD-0.4%
Coca-Cola Enterprises, Inc. .................            5,100            96,594
Pepsi Bottling Group, Inc. ..................              900            21,150
                                                                     -----------
                                                                         117,744
                                                                     -----------
FOODS-2.2%
ConAgra Foods, Inc. .........................            6,700           159,259
H.J. Heinz Co. ..............................            3,875           159,340
Kellogg Co. .................................              175             5,267
Sara Lee Corp. ..............................            5,100           113,373
Tyson Foods, Inc. Cl.A ......................           12,976           149,873
                                                                     -----------
                                                                         587,112
                                                                     -----------
MISCELLANEOUS STAPLES-0.2%
Energizer Holdings, Inc. (a) ................            2,300            43,815
                                                                     -----------
RESTAURANTS-0.8%
McDonald's Corp. ............................              600            15,882
Tricon Global Restaurants, Inc. (a) .........            2,000            98,400
Wendy's International, Inc. .................            3,750           109,388
                                                                     -----------
                                                                         223,670
                                                                     -----------
RETAIL STORES- FOOD-0.0%
SUPERVALU, Inc. .............................              500            11,060
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
SOAPS-1.0%
Procter & Gamble Co. ........................            3,500       $   276,955
                                                                     -----------
SUGAR REFINERS-0.6%
Archer-Daniels- Midland Co. .................           11,105           159,357
                                                                     -----------
TOBACCO-1.5%
Philip Morris Cos., Inc. ....................            8,600           394,310
                                                                     -----------
                                                                       1,814,023
                                                                     -----------
TECHNOLOGY-4.1%
COMMUNICATION-EQUIP. MFRS.-0.4%
Nortel Networks Corp. .......................            1,000             7,500
Tellabs, Inc. (a) ...........................            6,200            92,752
                                                                     -----------
                                                                         100,252
                                                                     -----------
COMPUTERS-2.0%
Hewlett-Packard Co. .........................           13,500           277,290
International Business Machines Corp. .......            1,540           186,278
Quantum Corp. (a) ...........................            7,750            76,338
                                                                     -----------
                                                                         539,906
                                                                     -----------
COMPUTER SERVICES/SOFTWARE-0.3%
Electronic Data Systems Corp. ...............            1,300            89,115
                                                                     -----------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-1.3%
Arrow Electronics, Inc. (a) .................            1,200            35,880
Avnet, Inc. .................................            2,000            50,940
Ingram Micro, Inc. Cl.A, (a) ................            3,000            51,960
Solectron Corp. (a) .........................            8,310            93,737
Tech Data Corp. (a) .........................            2,650           114,692
                                                                     -----------
                                                                         347,209
                                                                     -----------
SEMICONDUCTORS-0.1%
Motorola, Inc. ..............................            2,400            36,048
                                                                     -----------
                                                                       1,112,530
                                                                     -----------
CAPITAL EQUIPMENT-3.7%
AEROSPACE - DEFENSE-0.5%
B.F. Goodrich Corp. .........................            4,800           127,776
                                                                     -----------
AUTO TRUCKS-PARTS-1.2%
Cummins Engine Co., Inc. ....................            1,925            74,190
Eaton Corp. .................................            1,850           137,658
PACCAR, Inc. ................................            1,800           118,116
                                                                     -----------
                                                                         329,964
                                                                     -----------
DEFENSE-0.7%
Lockheed Martin Corp. .......................              800            37,336
Raytheon Co. ................................            4,750           154,233
                                                                     -----------
                                                                         191,569
                                                                     -----------
ELECTRICAL EQUIPMENT-0.8%
Cooper Industries, Inc. .....................            4,200           146,664
Hubbell, Inc. Cl.B ..........................            2,300            67,574
Thomas & Betts Corp. ........................              500            10,575
                                                                     -----------
                                                                         224,813
                                                                     -----------
MACHINERY-0.0%
Briggs & Stratton Corp. .....................              150             6,405
                                                                     -----------
MISCELLANEOUS CAPITAL GOODS-0.5%
Minnesota Mining and Manufacturing Co. ......               30             3,546
Parker-Hannifin Corp. .......................            2,900           133,139
                                                                     -----------
                                                                         136,685
                                                                     -----------
                                                                       1,017,212
                                                                     -----------
CONSUMER GROWTH-2.4%
DRUGS-0.8%
American Home Products Corp. ................              125             7,670
Bristol-Myers Squibb Co. ....................              250            12,750
Merck & Co., Inc. ...........................            1,800           105,840
Pfizer, Inc. ................................              175             6,974
Pharmacia Corp. .............................            1,800            76,770
                                                                     -----------
                                                                         210,004
                                                                     -----------
ENTERTAINMENT-0.4%
Viacom, Inc. (a) ............................              650            28,698
Walt Disney Co. .............................            4,100            84,952
                                                                     -----------
                                                                         113,650
                                                                     -----------
HOSPITAL SUPPLIES-0.4%
Abbott Laboratories .........................              675            37,631
Johnson & Johnson ...........................              980            57,918
                                                                     -----------
                                                                          95,549
                                                                     -----------
PUBLISHING-0.4%
R.R. Donnelley & Sons Co. ...................            4,250           126,182
                                                                     -----------
RADIO-TV BROADCASTING-0.4%
Liberty Media Corp. Cl.A, (a) ...............            8,375           117,250
                                                                     -----------
                                                                         662,635
                                                                     -----------
NON-FINANCIAL-1.9%
BUILDING MATERIAL-HEAT/PLUMBING/AIR-0.5%
Masco Corp. .................................            4,975           121,888
                                                                     -----------
FOREST PRODUCTS-0.1%
Louisiana-Pacific Corp. .....................            4,800            40,512
                                                                     -----------
HOME BUILDING-1.3%
Centex Corp. ................................            2,250           128,452
KB HOME .....................................            2,500           100,250
Pulte Homes, Inc. ...........................            2,800           125,076
                                                                     -----------
                                                                         353,778
                                                                     -----------

ALLIANCEBERNSTEIN VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
MISCELLANEOUS BUILDING-0.0%
Acuity Brands, Inc. (a) .....................            1,100       $    13,310
                                                                     -----------
                                                                         529,488
                                                                     -----------
SERVICES-1.5%
RAILROADS-1.5%
Burlington Northern Santa Fe Corp. ..........            6,000           171,180
Norfolk Southern Corp. ......................            4,450            81,568
Union Pacific Corp. .........................            2,900           165,300
                                                                     -----------
                                                                         418,048
                                                                     -----------
Total Common Stocks
   (cost $23,870,068) .......................                         24,609,882
                                                                     -----------

                                                       Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-9.6%
TIME DEPOSIT-9.6%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $2,607,000) ........................       $    2,607       $ 2,607,000
                                                                     -----------
TOTAL INVESTMENTS-99.8%
   (cost $26,477,068) .......................                         27,216,882
Other assets
   less liabilities-.2% .....................                             69,239
                                                                     -----------
NET ASSETS-100% .............................                        $27,286,121
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $26,477,068) .....    $ 27,216,882
   Cash .......................................................             583
   Receivable for capital stock sold ..........................         388,728
   Dividends and interest receivable ..........................          40,420
   Receivable due from Adviser ................................          25,541
                                                                   ------------
   Total assets ...............................................      27,672,154
                                                                   ------------
LIABILITIES
   Payable for investment securities purchased ................         357,670
   Distribution fee payable ...................................           4,992
   Payable for capital stock redeemed .........................           1,914
                                                                   ------------
   Accrued expenses and other liabilities .....................          21,457
                                                                   ------------
   Total liabilities ..........................................         386,033
                                                                   ------------
NET ASSETS ....................................................    $ 27,286,121
                                                                   ------------
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................    $      2,711
   Additional paid-in capital .................................      26,544,922
   Undistributed net investment income ........................          88,633
   Accumulated net realized loss on investments ...............         (89,959)
   Net unrealized appreciation of investments .................         739,814
                                                                   ------------
                                                                   $ 27,286,121
                                                                   ============
Class B Shares
   Net assets .................................................    $ 27,286,121
                                                                   ============
   Shares of capital stock outstanding ........................       2,710,802
                                                                   ============
   Net asset value per share ..................................    $      10.07
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
STATEMENT OF OPERATIONS
May 1, 2001(a) to December 31, 2001       Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends .......................................................  $ 153,949
   Interest ........................................................     17,138
                                                                      ---------
   Total investment income .........................................    171,087
                                                                      ---------
EXPENSES
   Advisory fee ....................................................     51,252
   Distribution fee--Class B .......................................     17,084
   Custodian .......................................................     41,301
   Administrative ..................................................     34,500
   Audit and legal .................................................     16,091
   Printing ........................................................      5,784
   Directors' fees .................................................      1,205
   Transfer agency .................................................        630
   Miscellaneous ...................................................      1,959
                                                                      ---------
   Total expenses ..................................................    169,806
   Less: expenses waived and reimbursed (see Note B) ...............    (87,352)
                                                                      ---------
   Net expenses ....................................................     82,454
                                                                      ---------
   Net investment income ...........................................     88,633
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ....................    (89,959)
   Net change in unrealized appreciation/depreciation of investments    739,814
                                                                      ---------
   Net gain on investments .........................................    649,855
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................  $ 738,488
                                                                      =========

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                             May 1, 2001(a)
                                                                            to December 31,
                                                                                  2001
                                                                            ===============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..................................................   $     88,633
   Net realized loss on investment transactions ...........................        (89,959)
   Net change in unrealized appreciation/depreciation of investments ......        739,814
                                                                              ------------
   Net increase in net assets from operations .............................        738,488
CAPITAL STOCK TRANSACTIONS
   Net increase ...........................................................     26,547,633
                                                                              ------------
   Total increase .........................................................     27,286,121
NET ASSETS
   Beginning of period ....................................................             -0-
                                                                              ------------
   End of period (including undistributed net investment income of $88,633)   $ 27,286,121
                                                                              ============

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2001, the Portfolio had only Class B shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

                                          Alliance Variable Products Series Fund
================================================================================

shares outstanding, are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, there were no permanent differences.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $34,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the period ended December 31, 2001.

During the period ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% of the average daily net assets for Class B shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the period ended December 31, 2001, such waivers/reimbursements amounted to $87,352.

Brokerage commissions paid on investment transactions for the period ended December 31, 2001, amounted to $34,797, of which $15,649 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $630 for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ............................           $ 24,387,436
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................           $    427,078
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $26,477,068. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................           $  1,155,907
Gross unrealized depreciation ..........................               (416,093)
                                                                   ------------

Net unrealized appreciation ............................           $    739,814
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also

                                          Alliance Variable Products Series Fund
================================================================================

treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ............................         $  88,633
                                                                   ---------
Accumulated earnings .....................................            88,633
Accumulated capital and other losses .....................           (89,959)(a)
Unrealized appreciation/(depreciation) ...................           739,814
                                                                   ---------
Total accumulated earnings/(deficit) .....................         $ 738,488
                                                                   =========

(a) On December 31, 2001, the Portfolio had a capital loss carryforward of $89,959 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 500,000,000 Class B shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                          -----------------    -----------------
                                                SHARES              AMOUNT
                                          -----------------    -----------------
                                          May 1, 2001(a) to    May 1, 2001(a) to
                                            December 31,         December 31,
                                                2001                 2001
                                          =================    =================
Class B
Shares sold ........................          2,757,370          $ 26,981,265
Shares redeemed ....................            (46,568)             (433,632)
                                             ----------          ------------
Net increase .......................          2,710,802          $ 26,547,633
                                             ==========          ============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2001.

----------

(a)   Commencement of operations.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                ------------
                                                                  CLASS B
                                                                ------------
                                                                   May 1,
                                                                 2001(a) to
                                                                December 31,
                                                                    2001
                                                                ============

Net asset value, beginning of period .........................   $    10.00
                                                                 ----------
Income From Investment Operations
Net investment income (b)(c) .................................          .08
Net realized and unrealized loss on investment transactions ..         (.01)
                                                                 ----------
Net increase in net asset value from operations ..............          .07
                                                                 ----------
Net asset value, end of period ...............................   $    10.07
                                                                 ==========
Total Return
Total investment return based on net asset value (d) .........          .70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................   $   27,286
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...............         1.20%(e)
   Expenses, before waivers and reimbursements ...............         2.47%(e)
   Net investment income (c) .................................         1.29%(e)
Portfolio turnover rate ......................................            4%

----------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Value Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Value Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2001 (commencement of operations) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

----------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                  113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                 88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                         BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,             94                None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board            91                None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999-
12504 (10)                       June 2000 and President from December 1989-
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

----------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                   110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                 91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,               103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN VALUE PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

          NAME,                                                               PRINCIPAL
        ADDRESS,*               POSITION(S)                               OCCUPATION DURING
         AND AGE              HELD WITH FUND                               PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56         Chairman & President                        See biography above.

Kathleen A. Corbet, 42     Senior Vice President                       Executive Vice President of ACMC, with which she has been
                                                                       associated since prior to 1997.

Alfred L. Harrison, 64     Senior Vice President                       Vice Chairman of ACMC, with which he has been associated
                                                                       since prior to 1997.

Wayne D. Lyski, 60         Senior Vice President                       Executive Vice President of ACMC, with which he has been
                                                                       associated with since prior to 1997.

Marilyn G. Fedak, 55       Vice President                              Chief Investment Officer - U.S. Value Equities and Executive
                                                                       Vice President of ACMC since October 2000. Prior thereto, she was Chief Investment Officer and Chairman of the U.S. Equity
                                                                       Investment Policy Group at Bernstein since prior to 1997.

Steven Pisarkiewicz, 52    Vice President                              Senior Vice President and Chairman of the Structured Equities
                                                                       Investment Policy Group of ACMC's Bernstein Investment
                                                                       Research and Management ("Bernstein Unit") unit since October
                                                                       2000. Prior thereto, he was a Managing Director at Bernstein since prior to 1997.

Edmund P. Bergan, Jr., 51  Secretary                                   Senior Vice President and the General Counsel of Alliance
                                                                       Fund Distributors, Inc. (AFD) and Alliance Global Investor
                                                                       Services Inc. ("AGIS"), with which he has been associated
                                                                       since prior to 1997.

Mark D. Gersten, 51        Treasurer and Chief Financial Officer       Senior Vice President of AGIS, with which he has been
                                                                       associated since prior to 1997.

Thomas R. Manley, 50       Controller                                  Vice President of ACMC, with which he has been associated
                                                                       since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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